EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the following Registration Statements:
Registration Statement (Form S-8 No. 333-28859) pertaining to the IBERIABANK Corporation 1996 Stock Option Plan;
Registration Statement (Form S-8 No. 333-79811) pertaining to the IBERIABANK Corporation Retirement Savings Plan;
Registration Statement (Form S-8 No. 333-81315) pertaining to the IBERIABANK Corporation 1999 Stock Option Plan;
Registration Statement (Form S-8 No. 333-41970) pertaining to the IBERIABANK Corporation Supplemental Stock Option Plan;

Registration Statement (Form S-8 No. 333-64402) pertaining to the IBERIABANK Corporation 2001 Incentive Compensation Plan;

Registration Statement (Form S-8 No. 333-117356) pertaining to the IBERIABANK Corporation Stock Purchase Warrants;

Registration Statement (Form S-8 No. 333-130273) pertaining to the IBERIABANK Corporation 2005 Stock Incentive Plan;

Registration Statement (Form S-8 No. 333-135359) pertaining to the IBERIABANK Corporation Retirement Savings Plan;

Registration Statement (Form S-8 No. 333-148635) pertaining to the IBERIABANK Corporation Deferred Compensation Plan;

Registration Statement (Form S-8 No. 333-151754) pertaining to the IBERIABANK Corporation 2008 Incentive Compensation Plan;

Registration Statement (Form S-8 No. 333-165877) pertaining to the IBERIABANK Corporation 2010 Stock Incentive Plan;

Registration Statement (Form S-8 No. 333-174717) pertaining to the IBERIABANK Corporation 2010 Stock Incentive Plan;

Registration Statement (Form S-8 No. 333-174719) pertaining to the OMNI BANCSHARES, Inc. Amended and Restated Performance and Equity Incentive Plan of IBERIABANK Corporation;

Registration Statement (Form S-8 No. 333-183220) pertaining to the Florida Gulf Bancorp, Inc. Officers’ and Employees’ Stock Option Plan of IBERIABANK Corporation;

Registration Statement (Form S-8 No. 333-184943) pertaining to the IBERIABANK Corporation Deferred Compensation Plan;
Registration Statement (Form S-8 No. 333-198040) pertaining to the IBERIABANK Corporation Retirement Savings Plan;

Registration Statement (Form S-8 No. 333-198041) pertaining to the IBERIABANK Corporation Amended and Restated 2010 Stock Incentive Plan;

Registration Statement (Form S-8 No. 333-211713) pertaining to the IBERIABANK Corporation 2016 Stock Incentive Plan; and

Registration Statement (Form S-3 No. 333-202489) of IBERIABANK Corporation.

of our reports dated February 21, 2017, with respect to the consolidated financial statements of IBERIABANK Corporation and subsidiaries, and the effectiveness of internal control over financial reporting of IBERIABANK Corporation and subsidiaries included in this Annual Report (Form 10-K) for the year ended December 31, 2016.

/s/ Ernst & Young LLP
New Orleans, Louisiana
February 21, 2017